                                                                 Exhibit 4.05(i)


                                 NINTH AMENDMENT

                  NINTH AMENDMENT, dated as of March 16, 2000 (the "Amendment"), to the Credit Agreement, dated as of October 6, 1998, as amended by the Amendment dated as of March 26, 1999, the Second Amendment dated as of April 28, 1999, the Third Amendment dated as of August 19, 1999, the Fourth Amendment dated as of October 4, 1999, the Fifth Amendment dated as of October 21, 1999, the Sixth Amendment dated as of October 4, 1999, the Seventh Amendment dated as of November 4, 1999 and the Eighth Amendment dated as of November 18, 1999 (as so amended, the "Credit Agreement"), made by and among FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association not in its individual capacity but solely as trustee on behalf that certain trust created under the Trust Agreement (22222), dated as of September 28, 1998, between First Security Bank, National Association and Aircraft 22222, Inc., a Delaware corporation (together with any successor Qualified Trustee, the "Initial Borrower"), FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee on behalf of that certain trust created under the Trust Agreement (53015) dated as of August 28, 1998 by and between First Security Bank, National Association and Aircraft 53015, Inc., FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee on behalf of that certain trust created under the Trust Agreement (24837) dated as of October 30, 1998 by and between First Security Bank, National Association and Aircraft 24837, Inc., FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee under the Amended and Restated Trust Agreement (347) dated as of October 30, 1998 by and between First Security Bank, National Association and Aircraft 347, Inc., FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee on behalf of that trust created by Trust Agreement (23377) dated as of June 24, 1998 by and between First Security Bank, National Association and Aircraft 23377, Inc., FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee on behalf of that trust created by Trust Agreement (23830) dated as of July 10, 1998 by and between First Security Bank, National Association and Aircraft 23830, Inc., WILMINGTON TRUST COMPANY, not in its individual capacity but solely as trustee on behalf of that certain trust created under the Trust Agreement, dated as of November 14, 1984 between Aircraft 49262, Inc. (as assignee of CCD Air Ten, Inc.) and Wilmington Trust Company, WILMINGTON TRUST COMPANY, not in its individual capacity but solely as trustee on behalf of that certain trust created under the Trust Agreement, dated as of November 15, 1984 between Aircraft 49263, Inc. (as assignee of CCD Air Ten, Inc.) and Wilmington Trust Company, FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as owner trustee on behalf of that certain trust created by Trust Agreement (24474), dated as of April 1, 1999 between First Security Bank, National Association and Aircraft 24474, Inc., FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as owner trustee on behalf of that certain trust created by Trust Agreement (25262), dated as of April 25, 1999 between First Security Bank, National Association and Aircraft 25262, Inc., FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee on behalf of that certain trust created by Trust Agreement (49368), dated as of April 25, 1999 between First Security Bank, National Association and Aircraft 49368, Inc., FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee on behalf of that certain trust created by Trust Agreement (53623), dated as of August 18, 1999 between First


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                                                                               2

Security Bank, National Association and Aircraft 53623, Inc., FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee on behalf of that certain trust created by Trust Agreement (53624), dated as of August 18, 1999 between First Security Bank, National Association and Aircraft 53624, Inc., FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee on behalf of that certain trust created by Trust Agreement (23771), dated as of April 7, 1999 between First Security Bank, National Association and Aircraft 23771, Inc., FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee on behalf of that certain trust created by Trust Agreement (23772), dated as of April 1, 1999 between First Security Bank, National Association and Aircraft 23772, Inc., FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee on behalf of that certain trust created by Trust Agreement (24355), dated as of April 7, 1999 between First Security Bank, National Association and Aircraft 24355, Inc., FIRST SECURITY BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as trustee on behalf of that certain trust created by Trust Agreement (24356), dated as of April 7, 1999 between First Security Bank, National Association and Aircraft 24356, Inc. and Aircraft 24813, Inc. (collectively, with the Initial Borrower, the "Existing Borrowers"), certain other UniCapital Subsidiary Trusts and UniCapital Special Purpose Corporations designated as Borrowing Affiliates thereunder (the Existing Borrowers and such UniCapital Subsidiary Trusts and UniCapital Special Purpose Corporations being referred to individually as a "Borrower" or collectively as the "Borrowers"), LEHMAN COMMERCIAL PAPER INC., a new York corporation in its capacity as a Lender ("Lehman"), and other financial institutions from time to time parties thereto (such financial institutions hereinafter being referred to individually as a "Lender" or collectively as the "Lenders"), and LEHMAN COMMERCIAL PAPER INC. in its capacity as agent for the Lenders (in such capacity, and together with any successor agent, the "Agent").


                              W I T N E S S E T H:
                               - - - - - - - - - -

                  WHEREAS, the Borrowers, UniCapital, Lehman, and the Agent desire to amend the Credit Agreement as set forth in this Amendment, but only on the terms and subject to the conditions set forth below;

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

         1. Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

         2. Amendment. Section 9.1(k) of the Credit Agreement is hereby amended by adding the following immediately prior to the semicolon therein:

         ", provided that in no event shall an "Event of Default" under the Credit Agreement dated April 28, 1999 among UCP Engines, Inc., UCP Engines Trust, State Street Bank and Trust Company of Connecticut, N.A., as trustee, Aircraft 22067 Trust and Aircraft 20527 Trust, as Borrowers, the Lenders party thereto, Lehman Brothers Inc., as Arranger, and


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                                                                               3

         Lehman Commercial Paper Inc., as Syndication Agent and Administrative Agent, be an Event of Default hereunder"

         3. Conditions Precedent. This Amendment shall not be binding until the Agent shall have received counterparts of this Amendment, duly executed and delivered by the Borrowers, UniCapital, Lehman, and the Agent; provided, however, that once such condition is fulfilled, the effective date of this Amendment shall be deemed to be March 16, 2000.

         4. Representations and Warranties. After the effectiveness of this Amendment, the Borrower confirms and reaffirms as of the date hereof the representations and warranties contained in Article VI of the Credit Agreement.

         5. Continuing Effect. Except as expressly waived or amended hereby, the Credit Agreement shall continue to be and shall remain in full force and effect in accordance with its terms. This Amendment shall constitute a Loan Document.

         6. Governing Law Counterparts. (a) This Amendment shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

                  (b) This Amendment may be executed by the parties herein one more or more counterparts, and all such counterparts shall be deemed to constitute one and the same instrument.

                            [SIGNATURE PAGES FOLLOW]


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                                                                               4

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first written above.

                                                     FIRST SECURITY BANK,
                                                     NATIONAL ASSOCIATION, not
                                                     in its individual capacity,
                                                     except as expressly
                                                     specified herein, but
                                                     solely as trustee, as the
                                                     Initial Borrower


                                                     FIRST SECURITY BANK,
                                                     NATIONAL ASSOCIATION, NOT
                                                     IN ITS INDIVIDUAL CAPACITY
                                                     BUT SOLELY AS TRUSTEE ON
                                                     BEHALF OF THAT CERTAIN
                                                     TRUST CREATED BY TRUST
                                                     AGREEMENT (22222), DATED AS
                                                     OF SEPTEMBER 28, 1999 BY
                                                     AND BETWEEN FIRST SECURITY
                                                     BANK, NATIONAL ASSOCIATION
                                                     AND AIRCRAFT 22222, INC.


                                                     FIRST SECURITY BANK,
                                                     NATIONAL ASSOCIATION, NOT
                                                     IN ITS INDIVIDUAL CAPACITY
                                                     BUT SOLELY AS TRUSTEE ON
                                                     BEHALF OF THAT CERTAIN
                                                     TRUST CREATED BY TRUST
                                                     AGREEMENT (53015), DATED AS
                                                     OF AUGUST 28, 1998 BETWEEN
                                                     FIRST SECURITY BANK,
                                                     NATIONAL ASSOCIATION AND
                                                     AIRCRAFT 53015, INC.


                                                     FIRST SECURITY BANK,
                                                     NATIONAL ASSOCIATION, NOT
                                                     IN ITS INDIVIDUAL CAPACITY
                                                     BUT SOLELY AS TRUSTEE ON
                                                     BEHALF OF THAT CERTAIN
                                                     TRUST CREATED BY TRUST
                                                     AGREEMENT (24837), DATED AS
                                                     OF OCTOBER 30, 1998 BETWEEN
                                                     FIRST SECURITY BANK,
                                                     NATIONAL ASSOCIATION AND
                                                     AIRCRAFT 24837, INC.


                                                     FIRST SECURITY BANK,
                                                     NATIONAL ASSOCIATION, NOT
                                                     IN ITS INDIVIDUAL CAPACITY
                                                     BUT SOLELY AS TRUSTEE ON
                                                     BEHALF OF THAT CERTAIN
                                                     TRUST CREATED BY TRUST
                                                     AGREEMENT (347), DATED AS
                                                     OF OCTOBER 30, 1998 BETWEEN


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                                                     FIRST SECURITY BANK,
                                                     NATIONAL ASSOCIATION AND
                                                     AIRCRAFT 347, INC.


                                                     FIRST SECURITY BANK,
                                                     NATIONAL ASSOCIATION, NOT
                                                     IN ITS INDIVIDUAL CAPACITY
                                                     BUT SOLELY AS TRUSTEE ON
                                                     BEHALF OF THAT CERTAIN
                                                     TRUST CREATED BY TRUST
                                                     AGREEMENT (23377), DATED AS
                                                     OF JUNE 24, 1998 BETWEEN
                                                     FIRST SECURITY BANK,
                                                     NATIONAL ASSOCIATION AND
                                                     AIRCRAFT 23377, INC.


                                                     FIRST SECURITY BANK,
                                                     NATIONAL ASSOCIATION, NOT
                                                     IN ITS INDIVIDUAL CAPACITY
                                                     BUT SOLELY AS TRUSTEE ON
                                                     BEHALF OF THAT CERTAIN
                                                     TRUST CREATED BY TRUST
                                                     AGREEMENT (23830), DATED AS
                                                     OF JULY 10, 1998 BETWEEN
                                                     FIRST SECURITY BANK,
                                                     NATIONAL ASSOCIATION AND
                                                     AIRCRAFT 23830, INC.


                                                     FIRST SECURITY BANK,
                                                     NATIONAL ASSOCIATION, NOT
                                                     IN ITS INDIVIDUAL CAPACITY
                                                     BUT SOLELY AS TRUSTEE ON
                                                     BEHALF OF THAT CERTAIN
                                                     TRUST CREATED BY TRUST
                                                     AGREEMENT (24474), DATED AS
                                                     OF APRIL 1, 1999 BETWEEN
                                                     FIRST SECURITY BANK,
                                                     NATIONAL ASSOCIATION AND
                                                     AIRCRAFT 24474, INC.


                                                     FIRST SECURITY BANK,
                                                     NATIONAL ASSOCIATION, NOT
                                                     IN ITS INDIVIDUAL CAPACITY
                                                     BUT SOLELY AS TRUSTEE ON
                                                     BEHALF OF THAT CERTAIN
                                                     TRUST CREATED BY TRUST
                                                     AGREEMENT (25262), DATED AS
                                                     OF APRIL 25, 1999 BETWEEN
                                                     FIRST SECURITY BANK,
                                                     NATIONAL ASSOCIATION AND
                                                     AIRCRAFT 25262, INC.


                                                     FIRST SECURITY BANK,
                                                     NATIONAL ASSOCIATION, NOT
                                                     IN ITS INDIVIDUAL


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                                                     CAPACITY BUT SOLELY AS
                                                     TRUSTEE ON BEHALF OF THAT
                                                     CERTAIN TRUST CREATED BY
                                                     TRUST AGREEMENT (49368),
                                                     DATED AS OF APRIL 25, 1999
                                                     BETWEEN FIRST SECURITY
                                                     BANK, NATIONAL ASSOCIATION
                                                     AND AIRCRAFT 49368, INC.


                                                     FIRST SECURITY BANK,
                                                     NATIONAL ASSOCIATION, NOT
                                                     IN ITS INDIVIDUAL CAPACITY
                                                     BUT SOLELY AS TRUSTEE ON
                                                     BEHALF OF THAT CERTAIN
                                                     TRUST CREATED BY TRUST
                                                     AGREEMENT (53623), DATED AS
                                                     OF AUGUST 18, 1999 BETWEEN
                                                     FIRST SECURITY BANK,
                                                     NATIONAL ASSOCIATION AND
                                                     AIRCRAFT 53623, INC.


                                                     FIRST SECURITY BANK,
                                                     NATIONAL ASSOCIATION, NOT
                                                     IN ITS INDIVIDUAL CAPACITY
                                                     BUT SOLELY AS TRUSTEE ON
                                                     BEHALF OF THAT CERTAIN
                                                     TRUST CREATED BY TRUST
                                                     AGREEMENT (53624), DATED AS
                                                     OF AUGUST 18, 1999 BETWEEN
                                                     FIRST SECURITY BANK,
                                                     NATIONAL ASSOCIATION AND
                                                     AIRCRAFT 53624, INC.


                                                     FIRST SECURITY BANK,
                                                     NATIONAL ASSOCIATION, NOT
                                                     IN ITS INDIVIDUAL CAPACITY
                                                     BUT SOLELY AS TRUSTEE ON
                                                     BEHALF OF THAT CERTAIN
                                                     TRUST CREATED BY TRUST
                                                     AGREEMENT (23771), DATED AS
                                                     OF APRIL 7, 1999 BETWEEN
                                                     FIRST SECURITY BANK,
                                                     NATIONAL ASSOCIATION AND
                                                     AIRCRAFT 23771, INC.


                                                     FIRST SECURITY BANK,
                                                     NATIONAL ASSOCIATION, NOT
                                                     IN ITS INDIVIDUAL CAPACITY
                                                     BUT SOLELY AS TRUSTEE ON
                                                     BEHALF OF THAT CERTAIN
                                                     TRUST CREATED BY TRUST
                                                     AGREEMENT (23772), DATED AS
                                                     OF APRIL 1, 1999 BETWEEN
                                                     FIRST SECURITY BANK,
                                                     NATIONAL ASSOCIATION AND
                                                     AIRCRAFT 23772, INC.

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                                                                               7

                                                     FIRST SECURITY BANK,
                                                     NATIONAL ASSOCIATION, NOT
                                                     IN ITS INDIVIDUAL CAPACITY
                                                     BUT SOLELY AS TRUSTEE ON
                                                     BEHALF OF THAT CERTAIN
                                                     TRUST CREATED BY TRUST
                                                     AGREEMENT (24355), DATED AS
                                                     OF APRIL 7, 1999 BETWEEN
                                                     FIRST SECURITY BANK,
                                                     NATIONAL ASSOCIATION AND
                                                     AIRCRAFT 24355, INC.


                                                     FIRST SECURITY BANK,
                                                     NATIONAL ASSOCIATION, NOT
                                                     IN ITS INDIVIDUAL CAPACITY
                                                     BUT SOLELY AS TRUSTEE ON
                                                     BEHALF OF THAT CERTAIN
                                                     TRUST CREATED BY TRUST
                                                     AGREEMENT (24356), DATED AS
                                                     OF APRIL 7, 1999 BETWEEN
                                                     FIRST SECURITY BANK,
                                                     NATIONAL ASSOCIATION AND
                                                     AIRCRAFT 24356, INC.



                                                     By: /s/ Brett R. King
                                                         -----------------------
                                                           Name: Brett R. King
                                                           Title: Vice President

                                                    WILMINGTON TRUST COMPANY,
                                                    NOT IN ITS INDIVIDUAL
                                                    CAPACITY BUT SOLELY AS
                                                    TRUSTEE ON BEHALF OF THAT
                                                    CERTAIN TRUST CREATED UNDER
                                                    THE TRUST AGREEMENT, DATED
                                                    AS OF NOVEMBER 14, 1984
                                                    BETWEEN AIRCRAFT 49262,
                                                    INC. (AS ASSIGNEE OF CCD
                                                    AIR TEN, INC.) AND
                                                    WILMINGTON TRUST COMPANY.


                                                    WILMINGTON TRUST COMPANY,
                                                    NOT IN ITS INDIVIDUAL
                                                    CAPACITY BUT SOLELY AS
                                                    TRUSTEE ON BEHALF OF THAT
                                                    CERTAIN TRUST CREATED UNDER
                                                    THE TRUST AGREEMENT, DATED
                                                    AS OF NOVEMBER 15, 1984
                                                    BETWEEN AIRCRAFT 49263,
                                                    INC. (AS ASSIGNEE OF CCD
                                                    AIR TEN, INC.) AND
                                                    WILMINGTON TRUST COMPANY



                                                    By: /s/ Charise L. Rodgers
                                                        -----------------------
                                                        Name: Charise L. Rodgers
                                                        Tile: Senior Financial
                                                              Services Officer

                                                    AIRCRAFT 24813, INC.



                                                    By: /s/ Daniel M. Chait
                                                        -----------------------
                                                        Name: Daniel M. Chait
                                                        Tile: Vice President


                                                    UNICAPITAL CORPORATION



                                                    By: /s/ Daniel M. Chait
                                                        -----------------------
                                                        Name: Daniel M. Chait
                                                        Tile: Vice President



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                                                                               9

                                                     LEHMAN COMMERCIAL PAPER
                                                     INC., as Agent and as a
                                                     Lender


                                                By: /s/ Vincent Primiano
                                                    ----------------------------
                                                      Name: Vincent Primiano
                                                      Title: Vice President